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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) DECEMBER 8, 2003
                                                         -----------------


                           KEITHLEY INSTRUMENTS, INC.
               (Exact Name of registrant as Specified in Charter)


              OHIO                         1-9965                34-0794417
 (State or other jurisdiction           (Commission           (I.R.S. Employer
       of Incorporation)                File Number)         Identification No.)



                    28775 AURORA ROAD, CLEVELAND, OHIO 44139
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (440) 248-0400
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Item 12.  Results of Operations and Financial Condition.

On December 8, 2003, Keithley Instruments, Inc. issued a press release reporting an adjustment to its previously released financial results for its fourth quarter and fiscal year 2003, which ended September 30, 2003. The non-cash adjustment recorded was to the Company's provision for income taxes and affected after-tax results, but not pretax results or cash flows. A copy of the release is attached as Exhibit 99.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KEITHLEY INSTRUMENTS, INC.
                                      (Registrant)


Date:  December 8, 2003               /s/  Mark J. Plush
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                                      Mark J. Plush
                                      Vice President and Chief Financial Officer


EXHIBIT INDEX

99. Press release dated December 8, 2003



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